Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies

Legal Proceedings

From time to time we are a party, as plaintiff or defendant, to lawsuits in various jurisdictions for demurrage, damages, off-hire and other claims and commercial disputes arising from the construction or operation of our drilling units, in the ordinary course of business or in connection with our acquisition or disposal activities.  We believe that the resolution of such claims will not have a material impact individually or in the aggregate on our operations or financial condition. Our best estimate of the outcome of the various disputes has been reflected in our Consolidated Financial Statements as at December 31, 2018.

Sevan Drilling
On June 29, 2015, Sevan Drilling disclosed that it had initiated an internal investigation into activities with an agent under certain drilling contracts with Petrobras in Brazil, which were entered prior to the separation from the Sevan Marine Group. On October 16, 2015, Sevan Drilling further disclosed that Sevan Drilling ASA, previously the parent company of Sevan Drilling, had been accused of breaches of Sections 276a and 276b of the Norwegian Criminal Code in respect of payments made in connection with the performance during 2012 to 2015 of drilling contracts originally awarded by Petrobras to Sevan Marine ASA in the period between 2005–2008. On May 4, 2018, Sevan Drilling disclosed that Norway's anti-corruption agency, Økokrim, had completed its investigation and that the charges had been dismissed. Accordingly, no loss contingency has been recognized in Seadrill’s Consolidated Financial Statements.

Seabras Sapura joint venture
The Sapura Esmeralda, operates under a temporary Brazilian flag which expires on July 29, 2019. Seabras Sapura is currently in the process of applying for a registration with Brazilian authorities which will entitle the vessel to permanently fly the Brazilian flag. There is a risk that if no permanent right to fly the Brazilian flag is obtained, or that the temporary flag is revoked and Seabras Sapura is unsuccessful in any appeals or in pursuing other available remedies, this could affect the operations of the Sapura Esmeralda and potentially impact its commercial agreements and related financing.

Patent infringement
In January 2015, a subsidiary of Transocean Ltd. filed suit (“the Suit”) against certain of our subsidiaries for patent infringement. The Suit alleged that one of our drilling rigs operating in the U.S. Gulf of Mexico, along with two rigs owned by Seadrill Partners, violated Transocean patents relating to dual-activity. In the same year, we challenged the validity of the patents via the Inter Parties Review process within the U.S. Patent and Trademark Office. The IPR board held in March 2017 that the patents were valid. In May 2017 we appealed to the U.S. Federal Circuit Court of Appeal and in June 2018 the court affirmed the IPR decision.  The Suit passed through the Chapter 11 bankruptcy proceedings unimpaired and was reinstated.

In December 2018, Seadrill and Seadrill Partners reached an amicable agreement with Transocean over alleged patent infringement of the Transocean dual activity patent. Under the terms of the settlement, Seadrill and Seadrill Partners have entered into a global license agreement with Transocean of the dual activity drilling method on our rigs covering alleged past infringements and future use.

Dalian Newbuilds
At December 31, 2018, we had contractual commitments under two (2017: eight) newbuilding contracts with Dalian totaling $0.4 billion (2017: $1.7 billion). In January 2019, Dalian appointed an administrator to restructure its liabilities.

Contracts for the newbuild jack-up rigs West Titan, West Proteus, West Rhea, West Hyperion, West Tethys and West Umbriel were terminated as of December 31, 2018. Further, in February 2019, the Seadrill contracting party terminated the contract to acquire the jack-up rig West Dione due to: (i) delays to delivery of the rig, and (ii) Dalian being subject to bankruptcy proceedings. In March 2019, Dalian purported to terminate the eighth newbuilding contract for the West Mimas. The Seadrill contracting party rejected Dalian’s termination of the contract as wrongful and reserved all its rights. The Seadrill contracting party will obtain a right to terminate the contract for the West Mimas for delay and claim a refund of the pre-delivery installments plus interest in early April 2019, and it intends to enforce all its rights under the contract as they arise.

In March 2019, the Seadrill contracting parties commenced arbitration proceedings in the UK for all eight rigs and will claim for the return of the paid installments plus interest and further damages for losses. They will also file claims for these amounts as part of the Dalian insolvency. Dalian has maintained it has a damages claim in respect of each of the rigs. The contracts are all with limited liability subsidiaries of Seadrill. There are no parent company guarantees. Apart from the Seadrill contracting parties’ claims for repayment of the paid installments plus interest, no quantification of claims has been made by either party.

Guarantees

We have issued guarantees in favor of third parties as follows, which is the maximum potential future payment for each type of guarantee:

	Successor	Predecessor
(In $ millions)	December 31, 2018	December 31, 2017
Guarantees in favor of customers [1,2,3]	7	203
Guarantees in favor of banks [4]	165	698
Guarantees in favor of suppliers [1,3]	1	11
Total	173	912

(1)
Guarantees to Seadrill Partners - Within guarantees in favor of customers are guarantees provided on behalf of Seadrill Partners of $7 million (Predecessor 2017: $165 million). Guarantees in favor of suppliers includes guarantees on behalf of Seadrill Partners of $1 million (Predecessor 2017: $1 million). Refer to Note 30 - Related party transactions for more information.

(2)
Guarantees to SeaMex - Within guarantees in favor of customers are guarantees provided on behalf of SeaMex being nil for the Successor 2018 (Predecessor 2017: $30 million). Refer to Note 30 - Related party transactions for more information.

(3)
Guarantees to Archer - Within guarantees provided to customers are guarantees provided on behalf of Archer being nil for the Successor 2018 (Predecessor 2017: $8 million). Guarantees in favor of suppliers include guarantees on behalf of Archer being nil for the Successor 2018 (Predecessor 2017: GBP 7 million ($10 million)). Refer to Note 30 - Related party transactions for more information.

(4)
Guarantees to Seabras Sapura -Within guarantees in favor of banks are guarantees provided on behalf of Seabras Sapura Participacoes and Seabras Sapura Holdco totaling $165 million (Predecessor 2017: $698 million). Refer to Note 30 - Related party transactions for more information.

As of the Consolidated Balance Sheet date we have not recognized any liabilities for the above guarantees, as we do not consider it is probable for the guarantees to be called.